SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 26, 1997

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of August 28, 1997, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Equity Loan-Backed Term Notes, Series 1997-GMACM4)


                Residential Funding Mortgage Securities II, Inc.
             (Exact name of registrant as specified in its charter)

         DELAWARE                   333-28025        41-1808858
(State or Other Jurisdiction     (Commission         (I.R.S. Employer
of Incorporation)                   File Number)       Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota                                       55437
 (Address of Principal                               (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:


                           Item 601(a) of
                           Regulation S-K
Exhibit No.       Exhibit No.                                 Description

  1                        23.5            Accountants' Consent

  2                        99          Financial Statements of
                                       Ambac Assurance Corporation
                                       ("Ambac")




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                                                    SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  RESIDENTIAL FUNDING MORTGAGE
                                  SECURITIES II, INC.


                                  By:     /s/ Diane S. Wold
                                  Name:      Diane S. Wold
                                  Title:      Vice President


Dated: August 26, 1997



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                                                    SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                RESIDENTIAL FUNDING MORTGAGE
                                SECURITIES II, INC.


                                By:
                                Name:      Diane S. Wold
                                Title:     Vice President


Dated: August 26, 1997


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EXHIBIT INDEX


Exhibit    No. Description                            Page

  1        Consent of KPMG Peat Marwick L.L.P.          5


  2        Financial Statements of Ambac                7

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                                                     EXHIBIT 1

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                                           INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Ambac Assurance Corporation:


We consent to the incorporation by reference in the registration statement (No. 333-28025) of Residential Funding Mortgage Securities II, Inc. (the "Registrant") and in the Prospectus Supplement of the Registrant dated August 25, 1997 (the "Prospectus Supplement") of our report dated January 30, 1997 on the consolidated financial statements of Ambac Assurance Corporation (formerly AMBAC Indemnity Corporation) as of December 31, 1996 and 1995, and for each of the years in the three-year period ended December 31, 1996, which report appears in the Form 8-K of Ambac Financial Group, Inc. (Formerly AMBAC Inc.) dated March 12, 1997 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.


                                                   KPMG PEAT MARWICK LLP

New York, New York
August 22, 1997


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                                                     EXHIBIT 2

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